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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2003

1-800 CONTACTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-23633	87-0571643
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

66 E. Wadsworth Park Drive, 3rd Floor, Draper, UT		84020
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (801) 924-9800

N/A
(Former name or former address, if changed since last report.)

Item 7. Financial Statements and Exhibits.

  (c)
  Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release, dated July 29, 2003 announcing its operating and financial results for the second quarter ended June 28, 2003.

Item 12. Results of Operations and Financial Conditions.

        On July 29, 2003, 1-800 CONTACTS, INC. (the "Company") issued a press release announcing its operating and financial results for the second quarter ended June 28, 2003. A copy of the press release is attached as Exhibit 99.1 to this report.

        The information in this Report on Form 8-K (including the exhibit) is furnished pursuant to Item 12 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1-800 CONTACTS, INC.
Date: July 29, 2003	By:	/s/ BRIAN W. BETHERS Name: Brian W. Bethers Title: Chief Financial Officer

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  Item 7. Financial Statements and Exhibits.
  Item 12. Results of Operations and Financial Conditions.
SIGNATURES